                                   POWER OF ATTORNEY

            KNOW  ALL  MEN BY  THESE  PRESENTS,  that  the  undersigned, constitutes  and  appoints  Robert G. Zack,  Mitchell  J.  Lindauer  and
Kathleen T. Ives each as my true and lawful  attorney-in-fact and agent, with full power of  substitution  and  resubstitution,  for me and in my capacity as a Director or Trustee of  Centennial  California  Tax-Exempt
Trust,  Centennial  Government  Trust,  Centennial  Money Market  Trust,
Centennial  New York  Tax-Exempt  Trust,  Centennial  Tax-Exempt  Trust,
Oppenheimer  Capital Income Fund Oppenheimer Cash Reserves,  Oppenheimer
Champion Income Fund,  Oppenheimer Commodity Strategy Total Return Fund,
Oppenheimer Equity Fund, Inc., Oppenheimer Integrity Funds,  Oppenheimer
International  Bond  Fund,  Oppenheimer  Limited-Term  Government  Fund,
Oppenheimer   Main  Street   Funds,   Inc.,   Oppenheimer   Main  Street
Opportunity  Fund,  Oppenheimer Main Street Small Cap Fund,  Oppenheimer
Master  Event-Linked Bond Fund, LLC,  Oppenheimer  Master Loan Fund LLC,
Oppenheimer  Municipal Fund,  Oppenheimer  Portfolio Series Fixed Income
Active   Allocation  Fund,   Oppenheimer   Principal   Protected  Trust,
Oppenheimer   Principal   Protected  Trust  II,  Oppenheimer   Principal
Protected Trust III, Oppenheimer Senior Floating Rate Fund,  Oppenheimer
Strategic  Income Fund,  Oppenheimer  Variable  Account Funds,  Panorama
Series  Fund,  Inc  (the  "Funds"),  to  sign on my  behalf  any and all
Registration  Statements  (including  any  post-effective  amendments to
Registration  Statements)  under  the  Securities  Act of  1933  and the
Investment  Company Act of 1940, as  applicable,  and any amendments and
supplements   thereto,  and  proxy  statements  or  other  documents  in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with the U.S.  Securities and  Exchange  Commission,  granting  unto  said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and  agents,  and each of them,  may  lawfully  do or cause to be done by virtue hereof.

Dated this 21st day of May, 2008

/s/ William L. Armstrong
William L. Armstrong

Witness: /s/ Kathleen T. Ives
        Kathleen T. Ives,
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW  ALL  MEN BY  THESE  PRESENTS,  that  the  undersigned, constitutes  and  appoints  Robert G. Zack,  Mitchell  J.  Lindauer  and
Kathleen T. Ives each as my true and lawful  attorney-in-fact and agent, with full power of  substitution  and  resubstitution,  for me and in my capacity as a Director or Trustee of  Centennial  California  Tax-Exempt
Trust,  Centennial  Government  Trust,  Centennial  Money Market  Trust,
Centennial  New York  Tax-Exempt  Trust,  Centennial  Tax-Exempt  Trust,
Oppenheimer  Capital Income Fund Oppenheimer Cash Reserves,  Oppenheimer
Champion Income Fund,  Oppenheimer Commodity Strategy Total Return Fund,
Oppenheimer Equity Fund, Inc., Oppenheimer Integrity Funds,  Oppenheimer
International  Bond  Fund,  Oppenheimer  Limited-Term  Government  Fund,
Oppenheimer   Main  Street   Funds,   Inc.,   Oppenheimer   Main  Street
Opportunity  Fund,  Oppenheimer Main Street Small Cap Fund,  Oppenheimer
Master  Event-Linked Bond Fund, LLC,  Oppenheimer  Master Loan Fund LLC,
Oppenheimer  Municipal Fund,  Oppenheimer  Portfolio Series Fixed Income
Active   Allocation  Fund,   Oppenheimer   Principal   Protected  Trust,
Oppenheimer   Principal   Protected  Trust  II,  Oppenheimer   Principal
Protected Trust III, Oppenheimer Senior Floating Rate Fund,  Oppenheimer
Strategic  Income Fund,  Oppenheimer  Variable  Account Funds,  Panorama
Series  Fund,  Inc  (the  "Funds"),  to  sign on my  behalf  any and all
Registration  Statements  (including  any  post-effective  amendments to
Registration  Statements)  under  the  Securities  Act of  1933  and the
Investment  Company Act of 1940, as  applicable,  and any amendments and
supplements   thereto,  and  proxy  statements  or  other  documents  in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with the U.S.  Securities and  Exchange  Commission,  granting  unto  said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and  agents,  and each of them,  may  lawfully  do or cause to be done by virtue hereof.

Dated this 21st day of May, 2008

/s/ George C. Bowen
George C. Bowen

Witness: /s/ Kathleen T. Ives
        Kathleen T. Ives,
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW  ALL  MEN BY  THESE  PRESENTS,  that  the  undersigned, constitutes  and  appoints  Robert G. Zack,  Mitchell  J.  Lindauer  and
Kathleen T. Ives each as my true and lawful  attorney-in-fact and agent, with full power of  substitution  and  resubstitution,  for me and in my capacity as a Director or Trustee of  Centennial  California  Tax-Exempt
Trust,  Centennial  Government  Trust,  Centennial  Money Market  Trust,
Centennial  New York  Tax-Exempt  Trust,  Centennial  Tax-Exempt  Trust,
Oppenheimer  Capital Income Fund Oppenheimer Cash Reserves,  Oppenheimer
Champion Income Fund,  Oppenheimer Commodity Strategy Total Return Fund,
Oppenheimer Equity Fund, Inc., Oppenheimer Integrity Funds,  Oppenheimer
International  Bond  Fund,  Oppenheimer  Limited-Term  Government  Fund,
Oppenheimer   Main  Street   Funds,   Inc.,   Oppenheimer   Main  Street
Opportunity  Fund,  Oppenheimer Main Street Small Cap Fund,  Oppenheimer
Master  Event-Linked Bond Fund, LLC,  Oppenheimer  Master Loan Fund LLC,
Oppenheimer  Municipal Fund,  Oppenheimer  Portfolio Series Fixed Income
Active   Allocation  Fund,   Oppenheimer   Principal   Protected  Trust,
Oppenheimer   Principal   Protected  Trust  II,  Oppenheimer   Principal
Protected Trust III, Oppenheimer Senior Floating Rate Fund,  Oppenheimer
Strategic  Income Fund,  Oppenheimer  Variable  Account Funds,  Panorama
Series  Fund,  Inc  (the  "Funds"),  to  sign on my  behalf  any and all
Registration  Statements  (including  any  post-effective  amendments to
Registration  Statements)  under  the  Securities  Act of  1933  and the
Investment  Company Act of 1940, as  applicable,  and any amendments and
supplements   thereto,  and  proxy  statements  or  other  documents  in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with the U.S.  Securities and  Exchange  Commission,  granting  unto  said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and  agents,  and each of them,  may  lawfully  do or cause to be done by virtue hereof.

Dated this 21st day of May, 2008

/s/ Edward Cameron
Edward Cameron

Witness: /s/ Kathleen T. Ives
        Kathleen T. Ives,
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW  ALL  MEN BY  THESE  PRESENTS,  that  the  undersigned, constitutes  and  appoints  Robert G. Zack,  Mitchell  J.  Lindauer  and
Kathleen T. Ives each as my true and lawful  attorney-in-fact and agent, with full power of  substitution  and  resubstitution,  for me and in my capacity as a Director or Trustee of  Centennial  California  Tax-Exempt
Trust,  Centennial  Government  Trust,  Centennial  Money Market  Trust,
Centennial  New York  Tax-Exempt  Trust,  Centennial  Tax-Exempt  Trust,
Oppenheimer  Capital Income Fund Oppenheimer Cash Reserves,  Oppenheimer
Champion Income Fund,  Oppenheimer Commodity Strategy Total Return Fund,
Oppenheimer Equity Fund, Inc., Oppenheimer Integrity Funds,  Oppenheimer
International  Bond  Fund,  Oppenheimer  Limited-Term  Government  Fund,
Oppenheimer   Main  Street   Funds,   Inc.,   Oppenheimer   Main  Street
Opportunity  Fund,  Oppenheimer Main Street Small Cap Fund,  Oppenheimer
Master  Event-Linked Bond Fund, LLC,  Oppenheimer  Master Loan Fund LLC,
Oppenheimer  Municipal Fund,  Oppenheimer  Portfolio Series Fixed Income
Active   Allocation  Fund,   Oppenheimer   Principal   Protected  Trust,
Oppenheimer   Principal   Protected  Trust  II,  Oppenheimer   Principal
Protected Trust III, Oppenheimer Senior Floating Rate Fund,  Oppenheimer
Strategic  Income Fund,  Oppenheimer  Variable  Account Funds,  Panorama
Series  Fund,  Inc  (the  "Funds"),  to  sign on my  behalf  any and all
Registration  Statements  (including  any  post-effective  amendments to
Registration  Statements)  under  the  Securities  Act of  1933  and the
Investment  Company Act of 1940, as  applicable,  and any amendments and
supplements   thereto,  and  proxy  statements  or  other  documents  in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with the U.S.  Securities and  Exchange  Commission,  granting  unto  said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and  agents,  and each of them,  may  lawfully  do or cause to be done by virtue hereof.

Dated this 21st day of May, 2008

/s/ Jon S. Fossel
Jon S. Fossel

Witness: /s/ Kathleen T. Ives
        Kathleen T. Ives,
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW  ALL  MEN BY  THESE  PRESENTS,  that  the  undersigned, constitutes  and  appoints  Robert G. Zack,  Mitchell  J.  Lindauer  and
Kathleen T. Ives each as my true and lawful  attorney-in-fact and agent, with full power of  substitution  and  resubstitution,  for me and in my capacity as a Director or Trustee of  Centennial  California  Tax-Exempt
Trust,  Centennial  Government  Trust,  Centennial  Money Market  Trust,
Centennial  New York  Tax-Exempt  Trust,  Centennial  Tax-Exempt  Trust,
Oppenheimer  Capital Income Fund Oppenheimer Cash Reserves,  Oppenheimer
Champion Income Fund,  Oppenheimer Commodity Strategy Total Return Fund,
Oppenheimer Equity Fund, Inc., Oppenheimer Integrity Funds,  Oppenheimer
International  Bond  Fund,  Oppenheimer  Limited-Term  Government  Fund,
Oppenheimer   Main  Street   Funds,   Inc.,   Oppenheimer   Main  Street
Opportunity  Fund,  Oppenheimer Main Street Small Cap Fund,  Oppenheimer
Master  Event-Linked Bond Fund, LLC,  Oppenheimer  Master Loan Fund LLC,
Oppenheimer  Municipal Fund,  Oppenheimer  Portfolio Series Fixed Income
Active   Allocation  Fund,   Oppenheimer   Principal   Protected  Trust,
Oppenheimer   Principal   Protected  Trust  II,  Oppenheimer   Principal
Protected Trust III, Oppenheimer Senior Floating Rate Fund,  Oppenheimer
Strategic  Income Fund,  Oppenheimer  Variable  Account Funds,  Panorama
Series  Fund,  Inc  (the  "Funds"),  to  sign on my  behalf  any and all
Registration  Statements  (including  any  post-effective  amendments to
Registration  Statements)  under  the  Securities  Act of  1933  and the
Investment  Company Act of 1940, as  applicable,  and any amendments and
supplements   thereto,  and  proxy  statements  or  other  documents  in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with the U.S.  Securities and  Exchange  Commission,  granting  unto  said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and  agents,  and each of them,  may  lawfully  do or cause to be done by virtue hereof.

Dated this 21st day of May, 2008

/s/ Sam Freedman
Sam Freedman

Witness: /s/ Kathleen T. Ives
        Kathleen T. Ives,
        Assistant Secretary

                           POWER OF ATTORNEY

            KNOW  ALL  MEN BY  THESE  PRESENTS,  that  the  undersigned, constitutes  and  appoints  Robert G. Zack,  Mitchell  J.  Lindauer  and
Kathleen T. Ives each as my true and lawful  attorney-in-fact and agent, with full power of  substitution  and  resubstitution,  for me and in my capacity as a Director or Trustee of  Centennial  California  Tax-Exempt
Trust,  Centennial  Government  Trust,  Centennial  Money Market  Trust,
Centennial  New York  Tax-Exempt  Trust,  Centennial  Tax-Exempt  Trust,
Oppenheimer Integrity Funds,  Oppenheimer  Limited-Term Government Fund,
Oppenheimer Master Event-Linked Bond Fund, LLC,  Oppenheimer Master Loan
Fund LLC,  Oppenheimer  Portfolio Series Fixed Income Active  Allocation
Fund,  Oppenheimer  Principal  Protected  Trust,  Oppenheimer  Principal
Protected  Trust  II,   Oppenheimer   Principal   Protected  Trust  III,
Oppenheimer  Senior Floating Rate Fund,  Panorama Series Fund, Inc. (the
"Funds"),  to sign on my  behalf  any  and all  Registration  Statements
(including any  post-effective  amendments to  Registration  Statements)
under  the  Securities  Act of 1933 and the  Investment  Company  Act of
1940, as applicable,  and any amendments and  supplements  thereto,  and proxy  statements or other  documents in connection  thereunder,  and to file the  same,  with all  exhibits  thereto,  and  other  documents  in connection therewith,  with the U.S. Securities and Exchange Commission, granting unto said  attorneys-in-fact and agents, and each of them, full power  and  authority  to do and  perform  each and  every act and thing requisite and  necessary to be done in and about the premises,  as fully as to all intents and purposes as I might or could do in person,  hereby ratifying and  confirming  all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 21st day of May, 2008

/s/ Richard F. Grabish                               Witness:    /s/
Kathleen T. Ives
Richard F. Grabish                                   Kathleen T. Ives,
                                                     Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW  ALL  MEN BY  THESE  PRESENTS,  that  the  undersigned, constitutes  and  appoints  Robert G. Zack,  Mitchell  J.  Lindauer  and
Kathleen T. Ives each as my true and lawful  attorney-in-fact and agent, with full power of  substitution  and  resubstitution,  for me and in my capacity as a Director or Trustee of  Centennial  California  Tax-Exempt
Trust,  Centennial  Government  Trust,  Centennial  Money Market  Trust,
Centennial  New York  Tax-Exempt  Trust,  Centennial  Tax-Exempt  Trust,
Oppenheimer  Capital Income Fund Oppenheimer Cash Reserves,  Oppenheimer
Champion Income Fund,  Oppenheimer Commodity Strategy Total Return Fund,
Oppenheimer Equity Fund, Inc., Oppenheimer Integrity Funds,  Oppenheimer
International  Bond  Fund,  Oppenheimer  Limited-Term  Government  Fund,
Oppenheimer   Main  Street   Funds,   Inc.,   Oppenheimer   Main  Street
Opportunity  Fund,  Oppenheimer Main Street Small Cap Fund,  Oppenheimer
Master  Event-Linked Bond Fund, LLC,  Oppenheimer  Master Loan Fund LLC,
Oppenheimer  Municipal Fund,  Oppenheimer  Portfolio Series Fixed Income
Active   Allocation  Fund,   Oppenheimer   Principal   Protected  Trust,
Oppenheimer   Principal   Protected  Trust  II,  Oppenheimer   Principal
Protected Trust III, Oppenheimer Senior Floating Rate Fund,  Oppenheimer
Strategic  Income Fund,  Oppenheimer  Variable  Account Funds,  Panorama
Series  Fund,  Inc  (the  "Funds"),  to  sign on my  behalf  any and all
Registration  Statements  (including  any  post-effective  amendments to
Registration  Statements)  under  the  Securities  Act of  1933  and the
Investment  Company Act of 1940, as  applicable,  and any amendments and
supplements   thereto,  and  proxy  statements  or  other  documents  in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with the U.S.  Securities and  Exchange  Commission,  granting  unto  said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and  agents,  and each of them,  may  lawfully  do or cause to be done by virtue hereof.

Dated this 21st day of May, 2008

/s/ Beverly L. Hamilton
Beverly L. Hamilton

Witness: /s/ Kathleen T. Ives
        Kathleen T. Ives,
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW  ALL  MEN BY  THESE  PRESENTS,  that  the  undersigned, constitutes  and  appoints  Robert G. Zack,  Mitchell  J.  Lindauer  and
Kathleen T. Ives each as my true and lawful  attorney-in-fact and agent, with full power of  substitution  and  resubstitution,  for me and in my capacity as a Director or Trustee of  Centennial  California  Tax-Exempt
Trust,  Centennial  Government  Trust,  Centennial  Money Market  Trust,
Centennial  New York  Tax-Exempt  Trust,  Centennial  Tax-Exempt  Trust,
Oppenheimer  Capital Income Fund Oppenheimer Cash Reserves,  Oppenheimer
Champion Income Fund,  Oppenheimer Commodity Strategy Total Return Fund,
Oppenheimer Equity Fund, Inc., Oppenheimer Integrity Funds,  Oppenheimer
International  Bond  Fund,  Oppenheimer  Limited-Term  Government  Fund,
Oppenheimer   Main  Street   Funds,   Inc.,   Oppenheimer   Main  Street
Opportunity  Fund,  Oppenheimer Main Street Small Cap Fund,  Oppenheimer
Master  Event-Linked Bond Fund, LLC,  Oppenheimer  Master Loan Fund LLC,
Oppenheimer  Municipal Fund,  Oppenheimer  Portfolio Series Fixed Income
Active   Allocation  Fund,   Oppenheimer   Principal   Protected  Trust,
Oppenheimer   Principal   Protected  Trust  II,  Oppenheimer   Principal
Protected Trust III, Oppenheimer Senior Floating Rate Fund,  Oppenheimer
Strategic  Income Fund,  Oppenheimer  Variable  Account Funds,  Panorama
Series  Fund,  Inc  (the  "Funds"),  to  sign on my  behalf  any and all
Registration  Statements  (including  any  post-effective  amendments to
Registration  Statements)  under  the  Securities  Act of  1933  and the
Investment  Company Act of 1940, as  applicable,  and any amendments and
supplements   thereto,  and  proxy  statements  or  other  documents  in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with the U.S.  Securities and  Exchange  Commission,  granting  unto  said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and  agents,  and each of them,  may  lawfully  do or cause to be done by virtue hereof.

Dated this 21st day of May, 2008

/s/ Robert J. Malone
Robert J. Malone

Witness: /s/ Kathleen T. Ives
        Kathleen T. Ives,
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW  ALL  MEN BY  THESE  PRESENTS,  that  the  undersigned, constitutes  and  appoints  Robert G. Zack,  Mitchell  J.  Lindauer  and
Kathleen T. Ives each as my true and lawful  attorney-in-fact and agent, with full power of  substitution  and  resubstitution,  for me and in my capacity as a Director or Trustee of  Centennial  California  Tax-Exempt
Trust,  Centennial  Government  Trust,  Centennial  Money Market  Trust,
Centennial  New York  Tax-Exempt  Trust,  Centennial  Tax-Exempt  Trust,
Oppenheimer  Capital Income Fund Oppenheimer Cash Reserves,  Oppenheimer
Champion Income Fund,  Oppenheimer Commodity Strategy Total Return Fund,
Oppenheimer Equity Fund, Inc., Oppenheimer Integrity Funds,  Oppenheimer
International  Bond  Fund,  Oppenheimer  Limited-Term  Government  Fund,
Oppenheimer   Main  Street   Funds,   Inc.,   Oppenheimer   Main  Street
Opportunity  Fund,  Oppenheimer Main Street Small Cap Fund,  Oppenheimer
Master  Event-Linked Bond Fund, LLC,  Oppenheimer  Master Loan Fund LLC,
Oppenheimer  Municipal Fund,  Oppenheimer  Portfolio Series Fixed Income
Active   Allocation  Fund,   Oppenheimer   Principal   Protected  Trust,
Oppenheimer   Principal   Protected  Trust  II,  Oppenheimer   Principal
Protected Trust III, Oppenheimer Senior Floating Rate Fund,  Oppenheimer
Strategic  Income Fund,  Oppenheimer  Variable  Account Funds,  Panorama
Series  Fund,  Inc  (the  "Funds"),  to  sign on my  behalf  any and all
Registration  Statements  (including  any  post-effective  amendments to
Registration  Statements)  under  the  Securities  Act of  1933  and the
Investment  Company Act of 1940, as  applicable,  and any amendments and
supplements   thereto,  and  proxy  statements  or  other  documents  in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with the U.S.  Securities and  Exchange  Commission,  granting  unto  said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and  agents,  and each of them,  may  lawfully  do or cause to be done by virtue hereof.

Dated this 21st day of May, 2008

/s/ F. William Marshall, Jr.
F. William Marshall, Jr.

Witness: /s/ Kathleen T. Ives
        Kathleen T. Ives,
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW  ALL  MEN BY  THESE  PRESENTS,  that  the  undersigned, constitutes  and  appoints  Robert G. Zack,  Mitchell  J.  Lindauer  and
Kathleen T. Ives each as my true and lawful  attorney-in-fact and agent, with full power of  substitution  and  resubstitution,  for me and in my capacity as a Director or Trustee of  Centennial  California  Tax-Exempt
Trust,  Centennial  Government  Trust,  Centennial  Money Market  Trust,
Centennial  New York  Tax-Exempt  Trust,  Centennial  Tax-Exempt  Trust,
Oppenheimer  Capital Income Fund Oppenheimer Cash Reserves,  Oppenheimer
Champion Income Fund,  Oppenheimer Commodity Strategy Total Return Fund,
Oppenheimer Equity Fund, Inc., Oppenheimer Integrity Funds,  Oppenheimer
International  Bond  Fund,  Oppenheimer  Limited-Term  Government  Fund,
Oppenheimer   Main  Street   Funds,   Inc.,   Oppenheimer   Main  Street
Opportunity  Fund,  Oppenheimer Main Street Small Cap Fund,  Oppenheimer
Master  Event-Linked Bond Fund, LLC,  Oppenheimer  Master Loan Fund LLC,
Oppenheimer  Municipal Fund,  Oppenheimer  Portfolio Series Fixed Income
Active   Allocation  Fund,   Oppenheimer   Principal   Protected  Trust,
Oppenheimer   Principal   Protected  Trust  II,  Oppenheimer   Principal
Protected Trust III, Oppenheimer Senior Floating Rate Fund,  Oppenheimer
Strategic  Income Fund,  Oppenheimer  Variable  Account Funds,  Panorama
Series  Fund,  Inc  (the  "Funds"),  to  sign on my  behalf  any and all
Registration  Statements  (including  any  post-effective  amendments to
Registration  Statements)  under  the  Securities  Act of  1933  and the
Investment  Company Act of 1940, as  applicable,  and any amendments and
supplements   thereto,  and  proxy  statements  or  other  documents  in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with the U.S.  Securities and  Exchange  Commission,  granting  unto  said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and  agents,  and each of them,  may  lawfully  do or cause to be done by virtue hereof.

Dated this 21st day of May, 2008

/s/ John V. Murphy
John V. Murphy

Witness: /s/ Kathleen T. Ives
        Kathleen T. Ives,
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW  ALL  MEN BY  THESE  PRESENTS,  that  the  undersigned, constitutes  and  appoints  Robert G. Zack,  Mitchell  J.  Lindauer  and
Kathleen T. Ives each as my true and lawful  attorney-in-fact and agent, with full power of  substitution  and  resubstitution,  for me and in my capacity as a Director or Trustee of  Centennial  California  Tax-Exempt
Trust,  Centennial  Government  Trust,  Centennial  Money Market  Trust,
Centennial  New York  Tax-Exempt  Trust,  Centennial  Tax-Exempt  Trust,
Oppenheimer  Capital Income Fund Oppenheimer Cash Reserves,  Oppenheimer
Champion Income Fund,  Oppenheimer Commodity Strategy Total Return Fund,
Oppenheimer Equity Fund, Inc., Oppenheimer Integrity Funds,  Oppenheimer
International  Bond  Fund,  Oppenheimer  Limited-Term  Government  Fund,
Oppenheimer   Main  Street   Funds,   Inc.,   Oppenheimer   Main  Street
Opportunity  Fund,  Oppenheimer Main Street Small Cap Fund,  Oppenheimer
Master  Event-Linked Bond Fund, LLC,  Oppenheimer  Master Loan Fund LLC,
Oppenheimer  Municipal Fund,  Oppenheimer  Portfolio Series Fixed Income
Active   Allocation  Fund,   Oppenheimer   Principal   Protected  Trust,
Oppenheimer   Principal   Protected  Trust  II,  Oppenheimer   Principal
Protected Trust III, Oppenheimer Senior Floating Rate Fund,  Oppenheimer
Strategic  Income Fund,  Oppenheimer  Variable  Account Funds,  Panorama
Series  Fund,  Inc  (the  "Funds"),  to  sign on my  behalf  any and all
Registration  Statements  (including  any  post-effective  amendments to
Registration  Statements)  under  the  Securities  Act of  1933  and the
Investment  Company Act of 1940, as  applicable,  and any amendments and
supplements   thereto,  and  proxy  statements  or  other  documents  in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with the U.S.  Securities and  Exchange  Commission,  granting  unto  said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform each and every act and thing  requisite  and necessary to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and  agents,  and each of them,  may  lawfully  do or cause to be done by virtue hereof.

Dated this 21st day of May, 2008

/s/ Brian W. Wixted
Brian W. Wixted

Witness: /s/ Kathleen T. Ives
        Kathleen T. Ives,
        Assistant Secretary